Security Income Fund

One Security Benefit Place

Topeka, Kansas 66636-0001

Supplement Dated February 28, 2012

to Prospectus and Statement of Additional Information Dated April 29, 2011, as

Supplemented

The following information supplements and amends the information in the Prospectus and Statement of Additional Information (“SAI”) regarding Rydex | SGI High Yield Fund (the “Fund”):

At a meeting held on February 15, 2012, the Board of Directors (the “Board”) approved the following changes with respect to the Fund:

•	The addition of a 2% charge on redemptions (including exchanges) of Class A, C and Institutional Class shares of the Fund purchased on or after May 1, 2012 that have been held for 90 days or less; and

•	Changes to the Fund’s market timing and short term-trading policy.

These changes will be implemented effective on or about May 1, 2012. Therefore on or about May 1, 2012 the Fund’s Prospectus and SAI will be amended as follows:

1.	Under the “Fees and Expenses of the Fund” section of the Prospectus, the following row will be added as the last row of the “Shareholder Fees” table to reflect the addition of the redemption charge that will apply to Class A, C and Institutional Class shares of the Fund:

	Class A	Class B	Class C	Institutional Class
Redemption Charge (as a percentage of amount redeemed or exchanged)	2%	None	2%	2%

2.	Under the “Market Timing/Short-Term Trading” section of the Prospectus, the second paragraph will be deleted in its entirety and replaced with the disclosure below:

For purposes of applying the Funds’ policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds. Under the U.S. Intermediate Bond Fund’s policies, two “round trip transfers” within a 90-day period may indicate market timing. If such activity is detected, a letter is mailed to the shareholder (or his or her broker/dealer or financial intermediary) with a warning that another round trip transfer request will result in the shareholder being prevented from making additional transfers for a 90-day period. If a third round trip transfer is attempted within the same 90-day period, the shareholder will be notified that activity in that account is restricted for a 90-day period. The High Yield Fund has a stricter policy.

As discussed in the “Redemption Charge (High Yield Fund - Class A, C and Intuitional Class Shares)” section below, the High Yield Fund imposes a redemption charge equal to two percent of the value of the redemptions of Class A, C and Institutional shares held for 90 days or less. Further, the Funds reserve the right to reject any purchase request for any reason without prior notice if the Investment Manager believes that the trading activity would be disruptive or harmful to the Fund.

3.	Immediately before the “Payment of Redemption Proceeds” section of the Prospectus, the following section entitled “Redemption Charge (High Yield Fund - Class A, C and Intuitional Class Shares)” will be added to discuss the Fund’s new redemption charge:

Redemption Charge (High Yield Fund - Class A, C and Intuitional Class Shares) — The High Yield Fund is intended for long-term investors. Investors who engage in frequent, short-term trading in the Fund’s shares can disrupt the Fund’s investment program. Accordingly, the High Yield Fund impose a 2% charge on redemptions (including exchanges) of Class A, C and Institutional Class shares of the High Yield Fund that have been held for 90 days or less, which charge is paid to the High Yield Fund to protect the Fund’s long-term shareholders.

The redemption charge does not apply to Class B shares of the High Yield Fund. In addition, the redemption charge does not apply to: (1) shares purchased with reinvested dividends or distributions; (2) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption charge to underlying shareholders; (3) redemptions resulting from certain transfers upon the death of a shareholder; (4) redemptions by certain pension plans as required by law or by regulatory authorities; (5) automated systematic redemptions; (6) retirement loans and withdrawals; (7) redemptions in accounts participating in certain fee based programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and (8) transactions by certain qualified fund of funds. The High Yield Fund reserves the right to waive the redemption charge in its discretion.

4.	Immediately before the “Foreign Shareholders” section of the SAI, the following section entitled “Redemption Charge” will be added to discuss the Fund’s new redemption charge:

Redemption Charge — For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the High Yield Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the High Yield Fund’s tax treatment of this arrangement on this basis or for other reasons.

Please Retain This Supplement for Future Reference

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